Exhibit 99.2

2016 Analyst Meeting

New York Stock Exchange

March 2, 2016

Cautionary Statement

Forward-Looking Statements

Outlooks, projections, estimates, targets, business plans, and other statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements. Actual future results, including financial and operating performance; demand growth and energy mix; ExxonMobil_s production growth and mix; the amount and mix of capital expenditures; future distributions; resource additions and recoveries; project plans, timing, costs, and capacities; efficiency gains; cost savings; integration benefits; product sales and mix; production rates; and the impact of technology could differ materially due to a number of factors. These include changes in oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances; changes in law or government regulation, including environmental regulations and political sanctions; the outcome of commercial negotiations; the actions of competitors and customers; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen technical difficulties; and other factors discussed here and under the heading “Factors Affecting Future Results” in the Investors section of our website at exxonmobil.com.

See also Item 1A of ExxonMobil_s 2015 Form 10-K. Forward-looking statements are based on management_s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.

Frequently Used Terms

References to resources, resource base, recoverable resources, and similar terms include quantities of oil and gas that are not yet classified as proved reserves but that we believe will likely be moved into the proved reserves category and produced in the future. “Proved reserves” in this presentation are presented using the SEC pricing basis in effect for the year presented, except that for years prior to 2009, proved reserves were determined using the price and cost assumptions we used in managing the business, not historical prices used in SEC definitions; oil sands and equity company reserves are included for all periods. For definitions of, and information regarding, reserves, return on average capital employed, cash flow from operations and asset sales, free cash flow, and other terms used in this presentation, including information required by SEC Regulation G, see the “Frequently Used Terms” posted on the Investors section of our website. The Financial and Operating Review on our website also shows ExxonMobil’s net interest in specific projects.

The term project_ as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports.

Agenda

9am Welcome … Jeff Woodbury,

Vice President, Investor Relations and Secretary Key Messages Rex Tillerson, Chairman and CEO

Creating Value Through the Cycle Strategic Overview Energy Outlook Differentiated Performance Forward Plans Unlocking Upstream Value

Downstream & Chemical: Growing the Advantage Break

11am Q&A Management Committee 12pm Meeting Concludes

Key Messages

Key Messages

• Relentless focus on business fundamentals

Resilient integrated business model through the commodity price cycle Disciplined and paced investment approach focused on creating value Commitment to reliable and growing dividend

Creating Value Through the Cycle

Strategic Overview

Creating Value Through the Cycle: Strategic Overview

ExxonMobil Strategy

Provide industry leadership to meet the world_s energy needs

Risk

World-Class    Management Operational

Workforce     Excellence

GROWING

Technology     Investment &

Leadership    SHAREHOLDER Cost Discipline

VALUE

Integration     Project

Portfolio    Execution

Management

Delivering on commitments – Differentiated performance

Creating Value Through the Cycle: Strategic Overview

Business Environment

Continued emphasis on fundamentals throughout the cycle

Brent

$/Barrel

150

100

50

0

‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 ‘16

Source: Bloomberg.

Operational integrity

Maximizing reliability

Lowering cost structure & increasing efficiency

Leveraging integrated model

Investments based on longer-term view

Project execution

Creating Value Through the Cycle: Strategic Overview

Operations Integrity

Risk management is at the core of our business

Operations Integrity Management System

Proven approach, rigorously applied

Focus on risk assessment and management

Emphasis on personnel and process safety

Minimizing environmental impact

Creating Value Through the Cycle: Strategic Overview

Environmental Protection

Protect Tomorrow. Today.

Greenhouse Gas Reductions from XOM Actions*

Net Equity, CO2-equivalent emissions, millions of metric tons 0

-5 -10 -15 -20

-25

‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14

* Cumulative since 2005; 2015 data available on May 25, 2016.

Mitigating impact from our operations

Developing technology and products that lower

greenhouse gases across the value chain

5.5 GW gross cogeneration capacity

Advancing study of climate science

Engaging on climate change policy

Creating Value Through the Cycle: Strategic Overview

Business Integration

Delivers industry-leading returns through the business cycle

Understanding of full value chain leads

to resilient investments and operations

Diverse asset base provides optionality

Capture upside across entire value chain

Structural advantage underpins financial

strength

Creating Value Through the Cycle: Strategic Overview

Value Chain Management

Capturing the highest value for every molecule

Crude

Upstream

Natural Gas

LNG

Fuels

Refining

Lubricants

Commodities

Chemical

Specialties

Integrated market view optimizes business

value

Global Supply organization provides insights to

achieve best value for upstream production

80% of refining capacity integrated with

chemical and lubes manufacturing

Selective investments maximize returns across

the value chain

Creating Value Through the Cycle: Strategic Overview

Long-Term Efficiency Capture

Dynamic approach to organizational effectiveness and asset optimization

Houston

Facility Reliability

Campus

& Utilization

Organization

Sales Channel

Consolidations

Optimization

Centers of

Portfolio

Expertise

Management

ganizational Effectiveness Or

Asset Optimization Integrated

Shared Services

Operations

Functional Organization

Centralized Research & Technology Development

Integrated learning organization

Common best practices

Culture of continuous improvement

Houston campus promotes collaboration,

innovation, and synergies

Highgraded capital employed base

Creating Value Through the Cycle: Strategic Overview

Staffing Efficiency

Currently 38% leaner since Exxon and Mobil merger

Total Employees*

K

Exxon

Mobil

120

ExxonMobil

100

80

60

40

20

0

‘98

‘99

‘00—‘04 ‘05—‘09 ‘10—‘14

‘15

Average Average Average

* Includes regular employees, full-time company-owned retail station employees, and the acquisition of XTO in 2010.

Manage long-term staffing effectively

Capturing efficiencies while supporting

business growth

Increasing productivity

Deploying technology

Harmonizing processes and practices

Creating Value Through the Cycle: Strategic Overview

Cost Leadership

Benefiting from ongoing efficiencies and cost deflation

14

2015 Market Cost Savings

Percent

50

40

30

20

10

0

Procurement organization capturing lowest

life cycle costs

$11.5B net reduction in capital and cash

operating costs

Leading Upstream unit costs; 9% lower

in 2015

Refining unit cash costs 15% lower than

industry average*

Reducing project costs and improving returns

* Source:Solomon Associates.

Creating Value Through the Cycle: Strategic Overview

Asset Management

Upgrading portfolio to maximize shareholder value

15

Divestment / restructuring activities in last 10 years

Proceeds from Asset Sales

Upstream: $24B

$46B

Downstream, Chemical, & Corporate: $22B

Upstream Production

300 KOEBD

Chemical Capacity

2.3 MTA

Refining Capacity

1.4 MBD

Retail Service Stations

17,000

Highgrading capital employed base

Business simplification

Continuous portfolio assessment

Divest end-of-life, non-strategic assets

Acquisitions compete with existing portfolio

Value-based decisions

Creating Value Through the Cycle: Strategic Overview

Financial Flexibility

Capacity to execute business strategy through the cycle

0

5% 10% 15% 20% 25% Leverage

* Standard & Poor_s credit ratings as of 3/1/16, financial data as of 12/31/2015. Competitor data estimated on a consistent basis with ExxonMobil and based on public information.

• Total Capitalization is defined as: Net Debt + Market Capitalization_

• Leverage is defined as: Net Debt / (Net Debt + Market Capitalization)_

16

Total Capitalization, Leverage, and Credit Rating*

$B

400

AAA

300

200

Chevron AA- Shell

A+

Total

Total Capitalization

BP A+

100

A-

Substantial flexibility to respond to

opportunities

Result of prudent financial management

Unmatched access to capital on the most

attractive terms

Stable, attractive partner and capable

investor in resources

Energy Outlook

Creating Value Through the Cycle: Energy Outlook

Growth Led by Developing Economies

Global energy demand expected to grow about 25% by 2040

Global Energy Demand

Quadrillion BTUs

750

0.9% 2040

Average Growth/Year

2014 to 2040

2014

500

1.5%

250 -0.1%

0

Total

Non-OECD

OECD

Source: ExxonMobil 2016 Outlook for Energy: AView to 2040.

Non-OECD nations drive growth in GDP and

energy demand

Middle class expanding by ~3 billion people

Energy use per person in non-OECD remains

well below OECD

Efficiency gains keep OECD demand flat

Without efficiency gains, global demand

growth would be four times projected amount

Creating Value Through the Cycle: Energy Outlook

Energy Demand to 2040

Oil and natural gas expected to meet about 60% of global energy demand in 2040

Global Energy Demand

Quadrillion BTUs

250

Average Growth/Year

0.7% 2040

2014 to 2040

200

2014 1.6%

150

-0.2%

100

0.7%

2.9%

50

5.9%

0

Oil

Gas

Coal

Other

Nuclear

Solar &

Renewable*

Wind

Source: ExxonMobil 2016 Outlook for Energy: A View to 2040.

* Other Renewable includes hydro, geothermal, biofuels,and biomass.

Oil and natural gas lead growth as

energy mix evolves

Higher oil demand driven by transportation and

chemicals

Strong growth in natural gas led by power

generation and industrial demand

Global LNG demand expected to triple

Demand outlook reflects an increasingly

stringent GHG / CO2 policy environment

Creating Value Through the Cycle: Energy Outlook

Key Perspectives

Outlook guides our business strategy and investment plans

Affordable energy solutions are essential to advance global prosperity

Diverse energy supplies are required to meet demand growth

Technology advancements expand energy options and minimize environmental footprint

Resource access and substantial investments are necessary to meet demand

Free trade and sound, predictable government policies and processes are vital

Creating Value Through the Cycle

Differentiated Performance

Creating Value Through the Cycle: Differentiated Performance

2015 Results

Results demonstrate strength of integrated business

Workforce Lost-Time Incident Rate

Employee and Contractor Incidents per 200K hours

0.2

U.S. Petroleum Industry*

0.1

ExxonMobil

0.0

‘11

‘12

‘13

‘14

‘15

Leading safety performance

Earnings

$16.2B

ROCE

$7.9%

Cash flow from operations

and asset sales

$32.7B

Capex

$31.1B

Shareholder distributions**

$

15.1B

* Source:American Petroleum Institute. 2015 Industry data not available.

** Includes dividends and share purchases to reduce shares outstanding.

Creating Value Through the Cycle: Differentiated Performance

Return on Capital Employed

Proven business model continues to deliver ROCE leadership

Return on Average Capital Employed*

Percent

2015

20

‘11 to ‘15,

average

15

10

5

0

-5

XOM

CVX

RDS TOT

BP

* Competitor data estimated on a consistent basis with ExxonMobil and based on public information.

ROCE of 7.9% in 2015

Strength of integrated portfolio, project

management, and technology application

Efficient capital employed base enhanced

by new investments

Creating Value Through the Cycle: Differentiated Performance

Portfolio Quality

Investment discipline underpins industry-leading returns

Asset Impairments, After Tax*

$B

‘14 to

‘15

25

‘08 to

‘13

20

15

10

5

0

RDS

TOT

BP

CVX

XOM

* Competitor data estimated on a consistent basis with ExxonMobil and based on public information.

Portfolio durable across a wide range of

commodity prices

Selectively investing in best opportunities

Effective project execution with lowest

installed capital costs

Optimized operations create long-term value

Creating Value Through the Cycle: Differentiated Performance

Upstream Capital Efficiency

Capital efficiency underpins long-term financial performance

Average Capital Employed per Barrel of Proved Reserves*

$/OEB

15

10

5

0

XOM

BP

TOT

RDS

CVX

High-quality, efficient capital base

Disciplined investment approach

73% of proved reserves are developed

* 2014 Competitor data estimated on a consistent basis with ExxonMobil and based on public information. 2014 data shown, 2015 data not available for all competitors.

Creating Value Through the Cycle: Differentiated Performance

Reserves Replacement

Successful record of long-term proved reserves additions

Proved Reserves / Replacement*



BOEB
Percent
Proved Reserves
Reserves Replacement Ratio
25
20
15
10
125
100
75
50
25
0
'95 - '99 Average
'00 - '04 Average
'05 - '09 Average
'10 - '14 Average
'15

- 91 BOEB resource base; 25 BOEB proved
- Long reserve life of 16 years; leads competition
- 2015 proved reserves replacement 67%; liquids replacement 219%
- Value focused; paced progression of quality resource base
- Rigorous reserves evaluation process and reporting integrity

* Prior to 2009, proved reserves were determined using the price and cost assumptions we used in managing the business, not the historical prices used in SEC definitions. Beginning in 2009, proved reserves are based on current SEC definitions. Oil sands and equity company reserves are included for all periods.

ExxonMobil

26

Creating Value Through the Cycle: Differentiated Performance

Upstream Earnings per Barrel

Leading profitability reflects portfolio quality and continuous improvements

Earnings per Barrel*

$/OEB

30

25

20

15

10

5

XOM

0

BP

TOT

-5

CVX

RDS

-10

‘11

‘12

‘13

‘14

‘15

Disciplined and consistent approach

over the long term

Improving production mix

Highgrading portfolio

Capturing cost savings

Securing enhanced fiscals

* Competitor data estimated on a consistent basis with ExxonMobil and based on public information. ExxonMobil volumes exclude noncontrolling interest share. BP earnings exclude impacts of GOM spill and TNK-BP divestment.

Creating Value Through the Cycle: Differentiated Performance

Free Cash Flow

Integrated business performance and disciplined capital allocation

Free Cash Flow*

$B

2015

20

‘11 to ‘15, average

15

10

5

0

-5

XOM

CVX

RDS

TOT

BP

Proceeds from

‘15 Asset Sales

2.4

5.7

5.0

6.0

2.8

2015 free cash flow $6.5B

Pay reliable and growing dividend

Invest in attractive business opportunities

Share buy-back program tapered

Industry-leading shareholder distributions

* Competitor data estimated on a consistent basis with ExxonMobil and based on public information. BP excludes impacts of GOM spill, TNK-BP divestment, and 2013 Rosneft investment.

Creating Value Through the Cycle: Differentiated Performance

Reliable and Growing Dividends

Long-term dividend growth rate exceeds S&P 500 and competitors

Annual Dividend Growth Rate

Percent

2015

10

‘05 to ‘15, average

5

0

S&P

XOM

CVX

TOT*

RDS

BP

Source: Bloomberg.

* TOT_s growth rates based on dividends in Euros; 2015 Dividend adjusted for timing impacts from implementation of scrip dividend program.

33rd consecutive year of dividend-per-share

increases

Annual dividends up 10% per year over the last

10 years

2015 Dividends $2.88 per share, up 6.7%

Quarterly dividend $0.73 per share

Creating Value Through the Cycle: Differentiated Performance

Share Reductions

Share purchases efficiently return cash to shareholders

Shares Outstanding

Millions of Shares

7,000

6,000

5,000

4,000

3,000

2,000

1,000

0

‘00

‘04

‘08

2Q10*

‘15

* XTO Energy Inc. acquisition occurred 2Q10.

$3B of share purchases in 2015

Buy-back program tapered

Since the Exxon and Mobil merger

Reduced shares outstanding by 40%

Returned $357B to shareholders,

including dividends

Creating Value Through the Cycle

Forward Plans

Creating Value Through the Cycle: Forward Plans

Investment Plan

Disciplined and paced investment approach focused on creating value

Capex by Business Line

$B

Chemical

40

Downstream

Upstream

30

20

10

0

‘14

‘15

‘16

‘17

‘18—‘20

Average

2015 Capex $

31.1B

2016 Capex $

23.2B, down 25%

Selectively advancing investment portfolio

Continued emphasis on project execution

and capital efficiency

Optimizing designs and enhancing fiscals

Flexible opportunity set

Creating Value Through the Cycle: Forward Plans

Prudent Cash Management

Cash flow from operations and asset sales funds distributions and investments

Cash Flow, Net Investments, and Distributions

* Presentation basis $40 to $80 Brent.

** Net investments include PP&E adds, investments, and advances. PP&E adds include capex less exploration costs charged to expense and equity company capex.

*** Shareholder distributions include dividends and share purchases to reduce shares outstanding.

33

Cash Flow from Operations &

Asset Sales*

Net Investments**

Shareholder Distributions***

‘14

‘15

‘16

‘17

‘18—‘20

Average

Growing cash flow through the decade

Ability to cover distributions and

investments

Maintain financial flexibility to pursue

attractive opportunities

Capacity for dividend growth

Share buy-back program flexible

Creating Value Through the Cycle: Forward Plans

Deliverables

Creating long-term shareholder value

ROCE

Achieve industry-leading returns

Integration

Maximize value chain benefit capture, improving mix

Capital Discipline

Selectively invest in attractive opportunities; maintain flexibility

Upstream Volumes

4.0 to 4.2 MOEBD through 2020*

Cash Flow

Growth from investments, reduced spending, and self-help

Shareholder Distributions

Reliable and growing dividend, share buy-back program flexible

* Production outlook excludes impact from future divestments and OPEC quota effects. Based on $40 to $80 Brent.

Unlocking Upstream Value

Unlocking Upstream Value

Competitive Upstream Business

Leading returns on capital employed

* Competitor data estimated on a consistent basis with ExxonMobil and based on public information. BP excludes impacts of GOM spill.

High-quality, diverse asset portfolio

Develop and deploy advanced technology

Operational and commercial excellence

Culture of continuous improvement

and innovation

Maximizing resource value

Unlocking Upstream Value

Upstream Strategy

Consistent approach over the long term to deliver industry-leading results

Strategy Objective Differentiated Capabilities

Reliable

Production

Maximize value of

Lower operating costs

installed capacity

Production optimization

Efficient

Development

Convert resources into

Investment selectivity

highly profitable assets

Exceptional project execution

Quality Resource Base

Capture attractive

Broad resource expertise

resource opportunities

Preferred partner

Operational Integrity -Technology Leadership

Unlocking Upstream Value

Technology Leadership

Reservoir Simulation Model

38

Applying technology to create value

Full Wavefield Inversion

Next generation seismic imaging

Advanced reservoir modeling

Digital surveillance technology

Lower drilling and completion costs

Increasing recovery

Unlocking Upstream Value: Reliable Production

Production Base

Enhancing profitability from assets in 24 countries

North Slope

Norman Wells North Sea

Kearl/Syncrude

Montney/Duvernay South Hook Germany Cold Lake Hibernia

LaBarge Bakken Adriatic Kazakhstan Sakhalin Netherlands Aera Sable Azerbaijan Haynesville Marcellus Santa Ynez Iraq Golden Pass Qatar

Permian UAE Gulf of Mexico

Chad Thailand Yemen Nigeria Malaysia Equatorial Guinea

Development Type

Angola Indonesia

Conventional PNG Unconventional Heavy Oil

LNG Argentina

Bass Strait

2.3 MBD liquids production

10.5 BCFD gas production

25 BOEB proved reserves

Unlocking Upstream Value: Reliable Production

Asset Reliability and Optimization

Maximizing value of installed capacity

Incremental production added since 2011

KOEBD 200

150 +105

100

50 +100

Improved

Production

Reliability

Optimization

Sustained reliability improvement

Enhancing base production

Improving ultimate recovery

Volume uplift equivalent to multiple

major projects

Lowest cost incremental barrel, most

profitable to produce

Unlocking Upstream Value: Reliable Production

Cost Management

Managing cost to improve unit profitability

Cost per Barrel*

$/OEB

40

RDS

CVX

35

TOT

30

25

BP

20

XOM

15

10

‘11

‘12

‘13

‘14

‘15

* Cost defined as production costs excluding taxes plus exploration expenses and depreciation & depletion costs (per 10-K, 20-F). BP, RDS, and TOT 2015 data not available.

Disciplined and consistent approach

Capturing market-driven efficiencies

Implementing learnings from global operations

Driving organizational effectiveness and

synergies

Unlocking Upstream Value: Reliable Production

Flexible Drilling and Work Programs

Positioned to adjust activity in response to market conditions

Drilling and Work Program Volume Additions, EM Net Interest

KOEBD

600

Incremental Flexibility

Planned Drilling Program

400

200

0

‘15

‘16

‘17

‘18

Progressing profitable short-cycle

opportunities

Leverage existing infrastructure

Low-cost production uplift

High-quality, diverse drilling inventory

Capability to add 200+ KOEBD by 2018

Unlocking Upstream Value: Reliable Production

U.S. Unconventional Portfolio

Unlocking value of a 15+ BOEB resource base

Near-term focus on Permian and Bakken

liquids plays

2.1 million net acres

220 KOEBD current net production

Low development and operating costs

Enhancing position through trades and

farm-ins

Operating position enables development

flexibility

Unlocking Upstream Value: Reliable Production

Enhancing U.S. Unconventional Profitability

Reducing cost and increasing productivity

Permian* Drilling & Stimulation Costs

Permian* Per Well Recovery

Development Cost

$/Foot

Percent Improvement since 1H14

$/OEB

800

100

30

Bakken

Permian*

25

600

Fracture Stimulation

80

20

60

Drilling

400

15

40

10

200

20

5

0

0

0

‘14

‘15

2H14

1H15

2H15

‘12

‘13 1H14 2H14

1H15

2H15

Accelerating learning curve benefits

Extending lateral length

Decreasing development cost

Capturing market savings

Optimizing completion design

Operating cost below $10/OEB

* Dataspecific to Wolfcampformation.

Unlocking Upstream Value: Efficient Development

Diverse Portfolio for Value Growth

Portfolio of 100 projects enables selective and paced investing


Point Thomson IPS
Mackenzie Gas
Alaska LNG
Syncrude
Western Canada
Firebag
SAGD
Kearl
Bakken
Hebron
Aasgard Subsea Compression
Kashagan Future Phases
Kashagan Phase 1
Domino
Tengiz Expansion
Odoptu Stage 2
Sakhalin-1
Ardmore/Marietta
Golden Pass
Permian
Heidelberg
Hadrian South
Julia
West Qurna 1
Barzan
Upper Zakum 750
Liza
Erha North Phase 2
Bonga North
Bosi
Satellite Field Development Phase 2
Bonga Southwest
Owowo West
Uge
Tanzania
Usan Future Phases
Kizomba Satellites Phase 2
AB32 Kaombo Split Hub
Ca Voi Xanh
Natuna
Banyu Urip
PNG Future
Cepu Gas
Scarborough
Gorgon Jansz
Gorgon Expansion
Vaca Muerta
Development Type
Conventional
Unconventional
Heavy Oil
LNG

- 91 BOEB Resource Base
- Multiple resource types
- Short and long cycle opportunities

45

Unlocking Upstream Value: Efficient Development

Balanced Development Portfolio

Increasing returns and profitability through disciplined investing

Relative Size of Resource

Projects

Pursue high-quality resources

Current Average Unit Profitability Secure stable, competitive fiscal terms

Selectively develop attractive projects

Apply high-impact technologies

Cash Flow Returns Increasing

Deploy world-class project execution capabilities

Increasing Unit Profitability

Unlocking Upstream Value: Efficient Development

Development Optimization

Efficient fit-for-purpose designs across resource types

Industry-leading project management expertise

Development planning mitigates investment risks

Project phasing captures learning curve benefits

Arkutun-Dagi GBS

Innovative techniques and technologies

Cost-effective developments leveraging existing

infrastructure

Hebron GBS

Unlocking Upstream Value: Efficient Development

Project Execution

Differentiated advantage in project management and meeting commitments

Project Performance

Actual vs. Planned, ‘11 to ‘15 Average

Percent

140

ExxonMobil Operated

Operated by Others

130

120

110

100

Schedule

Cost

22 Major project start-ups since 2012

Added more than 940 KOEBD of working

interest production capacity

6 Start-ups in 2015

On track to start up 10 additional projects

by year-end 2017

Unlocking Upstream Value: Efficient Development

2015 Major Projects

Added 300 KOEBD of working interest capacity

Deep Water

Heavy Oil

Conventional

Erha North Phase 2 /

Kearl Expansion

Banyu Urip

Kizomba Satellites Phase 2

2015 Projects

Leveraging existing

Phased capacity

Greenfield project

infrastructure

expansion

execution

Unlocking Upstream Value: Efficient Development

2016-2017 Major Projects

10 Projects adding 450 KOEBD of working interest capacity

LNG

Deep Water

Conventional

Gorgon Jansz

Julia Phase 1

Kashagan Phase 1

Arctic

Sub-Arctic

Conventional

Hebron

Odoptu Stage 2

Upper Zakum 750

Unlocking Upstream Value: Efficient Development

Sakhalin OdoptuStage 2

Applying high-impact technology to maximize recovery

55 KBD gross production capacity

290 Million barrel oil development

World-class, extended-reach wells and

intelligent completions

Early gas injection delivering increased volumes

Module fabrication and civil works in progress

Unlocking Upstream Value: Efficient Development

Upper Zakum

Unlocking resource value through innovation and expertise

Cost-efficient island development concept

Currently producing 660 KBD gross

Long plateau, 750 KBD gross production

Evaluating additional expansion to 1 MBD

Unlocking Upstream Value: Efficient Development

2018+ Development Opportunities

Advancing next-generation projects across resource types

Heavy Oil

Potential net production:

1.4 to 2.4 MOEBD

7 BOEB

300 to 600 KOEBD

LNG

3 BOEB

Conventional /

200 to 300 KOEBD

Deep Water

3 BOEB

Unconventional

300 to 500 KOEBD

Net Resource: 6 BOEB

Peak: 600 to 1,000 KOEBD

Canada SAGD

Firebag

Syncrude Expansions

Golden Pass

PNG Future

West Coast Canada

Offshore West Africa

Alaska

Tengiz

Sakhalin

50K+ U.S. drill well inventory

Guyana

Scarborough

Romania

2018

2030

Unlocking Upstream Value: Quality Resource Base

Diverse Exploration Portfolio

Long-term pursuit of diverse, high-quality resource opportunities


Beaufort
Summit Creek
Horn River
Montney
Duvernay
Bakken
Utica
Marcellus
Ardmore/Marietta
Permian
Haynesville
Gulf of Mexico
Canada East Coast
Colombia
Guyana
Brazil
Uruguay
Argentina
United Kingdom
Netherlands
Germany
Romania
Russian Black Sea
Iraq
Kara Sea
Laptev Sea
Chukchi Sea
West Siberia
Greater Sakhalin
Côte d'Ivoire
Liberia
Nigeria
Equatorial Guinea
Gabon
Rep. of Congo
Angola
Tanzania
Mozambique
South Africa
PNG
Australia
Development Type
Conventional
Unconventional
LNG
2015 Discovery

ExxonMobil continues to comply with all sanctions applicable to its affiliates' investments in the Russian Federation.

ExxonMobil

54

Unlocking Upstream Value: Quality Resource Base

Focused, Paced Exploration Program

Exploring near existing productive assets and new areas with large resource potential

Canada

Sakhalin

East Coast

Eastern Canada

Papua New Guinea

Gulf of Mexico

Guyana

Nigeria

C te d_Ivoire

Equatorial Guinea

Angola

PNG

Uruguay

South Africa

Opportunities near existing production assets

Guyana

Nigeria / Equatorial Guinea

New areas with large resource potential

Unlocking Upstream Value: Quality Resource Base

Guyana Offshore Opportunities

Significant discovery with high resource potential

3000m

Extensive acreage position, 8.1M gross acres

Largest ever ExxonMobil 3D seismic survey

Cataleya

Multiple exploration wells planned for 2016/17

Gulf of Mexico

Stabroek

OCS Block Size

Canje

Commenced drilling in early February

Legend

Liza

EM Interest

3D Seismic Survey

Development evaluation activities progressing

Liza Discovery

0

40

80

Kilometers

Km

0

100

200

Unlocking Upstream Value

Summary

Well positioned to unlock

resource value

Relative Size of Resource

Projects

New Opportunities

Current Average Unit Profitability

Cash Flow Returns Increasing

Increasing Unit Profitability

Diverse and flexible portfolio

Pursuing accretive new opportunities

Applying high-impact technologies

World-class operational excellence

Growing cash flow through the cycle

Downstream & Chemical Growing the Advantage

Downstream & Chemical: Growing the Advantage

Premier Integrated Businesses

Most profitable Downstream and Chemical businesses in the industry

Downstream and Chemical Combined ROCE*

‘11 to ‘15 Average Percent 25

20

15

10

5

0

XOM

CVX

TOT

RDS

BP

* Competitor data estimated on a consistent basis with ExxonMobil and based on public information.

Leading global refiner and chemical company

Reliable and efficient operations

Integrated business optimization

Technology leadership

Superior returns across the cycle

Downstream & Chemical: Growing the Advantage

Downstream and Chemical Strategy

Integrated value chains deliver superior returns across the cycle

Leading Value Chains

Fuels

Lubricants

Chemicals

Strategic Midstream Assets

Pipelines

Terminals

Blend Plants

Integrated Manufacturing Platforms

Driving operational excellence and efficiencies

Improving feedstock flexibility

Growing high-value product yield

Increasing logistics capabilities

Optimizing marketing channels

Downstream & Chemical: Growing the Advantage

Integrated Manufacturing Platforms

Advantaged asset base supports fuels, lubricants, and chemicals value chains

Major Refining & Chemical Major Chemical Refining

Slagen Fife

Strathcona Rotterdam Antwerp Sarnia Fawley Meerhout Billings Karlsruhe Gravenchon Torrance Joliet Nanticoke Fos-sur-Mer

Augusta Fujian Trecate Al-Jubail Sriracha

Yanbu

Singapore

Altona Baton Rouge Mont Belvieu Beaumont Baytown

5 MBD refining capacity

35 MT chemical capacity

136 KBD lube basestock refining

Downstream & Chemical: Growing the Advantage

Advantaged Downstream Platform

Efficient operations and feedstock flexibility

Refinery Unit Cash Operating Expenses

Unit Cost, Indexed* 150

Industry 140

130

ExxonMobil 120

110

100

90

‘06 ‘08 ‘10 ‘12 ‘14

Source: Solomon Associates;fuels and lubes refining data available for even years only, 2015 ExxonMobil data estimated.

* Constant foreign exchange rates, energy prices, and 2015 year-end portfolio.

Refineries 70% larger than industry average

Industry-leading operating efficiency

First quartile refining unit cash costs; $1.5B

annual cost savings versus industry average

Technology enables advantaged

crude processing

Expanding midstream access to capture

feed benefits

Downstream & Chemical: Growing the Advantage

Higher-Value Refining Products

Increasing premium distillates, lube basestocks, and chemical feedstocks

High-Value Products Growth*

Global Product Yield, Indexed

180

Planned

Investments

170

160

150

140

130

120

110

100

90

‘06

‘08

‘10

‘12

‘14

* High-value products include premium distillates, lube basestocks / specialties, and chemical feedstocks.

Applying proprietary technology

Doubled premium distillate production

since 2006

Expanded high-performance lube basestocks

Increased lubricants blending capacity

Providing advantaged chemical feedstocks

Downstream & Chemical: Growing the Advantage

Global Fuels and Lubricants Value Chains

Strengthening brand positions and optimizing portfolio

Higher-value outlet for refining production

Broad portfolio offering underpinned by

quality, reliability, and technology

Synthetic lubricant sales more than doubled

in last decade

Expanding sales networks and reducing

complexity

Downstream & Chemical: Growing the Advantage

Advantaged Chemical Platform

Feed-advantaged manufacturing sites

U.S. Ethylene Production from Ethane*

Percent

90

ExxonMobil

80

70

Industry

60

50

40

‘05

‘07

‘09

‘11

‘13

‘15

Source: Jacobs Consultancy The Hodson Report.

*

Includes ethane and ethane equivalents.

Global manufacturing highly integrated

with refineries

Flexibility to capture liquids and gas cracking

benefits

Processing nearly 30% more advantaged feed

globally than industry average

Leveraging base commodity capacity to

efficiently expand specialty manufacturing

Downstream & Chemical: Growing the Advantage

Global Chemical Value Chains

Growing differentiated product portfolio

Metallocene Products Sales Growth

Volume, Indexed

350

ExxonMobil Metallocene Product Sales*

300

250

200

150

Global Chemical Growth

Global GDP Growth

100

‘05

‘07

‘09

‘11

‘13

‘15

* Metallocene-based polyethylene, polypropylene, specialty elastomers, and synthetic basestocks.

Supplying diverse market segments growing

above GDP

Increasing premium and specialty product sales

Leveraging global supply chain, product

technology, and commercial capabilities

Positioned to serve growth regions

Downstream & Chemical: Growing the Advantage

Increasing Feedstock & Logistics Flexibility

Investments to capture feedstock advantages

Feed processing and logistics

Crude unit

Ethylene / polyethylene

improvements

expansion

capacity expansion

Baton Rouge

Beaumont

Baytown and Mont Belvieu

2016

2017

2017

Feed flexibility and midstream

New capacity for advantaged

Premium products from

infrastructure

domestic crudes

lower-cost ethane

Downstream & Chemical: Growing the Advantage

Upgrading Molecule Value

Integrated investments at advantaged sites to highgrade production



Delayed Coker
Antwerp
2017

Upgrading bunker fuel to premium ultra-low sulfur diesel



Advanced Hydrocracker
Rotterdam
2018

Converting gas oil to advanced basestocks and distillates



Hydrocarbon Fluids Expansions
Fawley / Singapore
2016

Highgrading refinery streams into intermediate chemicals

ExxonMobil

68

Downstream & Chemical: Growing the Advantage

Increasing Higher-Value Products

Selective investments in specialty products

Specialty elastomers facility

Synthetic lubricant plants

Specialty polymers facility

Saudi Arabia

Singapore

Singapore

2015

2017

2017

Premium synthetic rubbers

Blending Mobil 1

Premium halobutyl rubber

and related products

in Asia

and adhesives

Downstream & Chemical: Growing the Advantage

Summary

Focus on business fundamentals delivering superior results

Driving operational efficiency

Capturing advantaged feeds

Growing high-value products

Selectively investing across value chains

Generating cash flow from diverse portfolio

Closing Comments

Relentless focus on business fundamentals

Resilient integrated business model through the commodity price cycle

Disciplined and paced investment approach focused on creating value

Commitment to reliable and growing dividend

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